SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

WellPoint, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2014 SPECIAL MEETING

PROXY STATEMENT

Special Meeting of Shareholders

Indianapolis, IN

November 5, 2014

About WellPoint, Inc.

WellPoint is one of the nation’s leading health benefits companies. We believe that our health connects us all. So we focus on being a valued health partner and delivering quality products and services that give members access to the care they need. With nearly 69 million people served by our affiliated companies including more than 37 million enrolled in our family of health plans, we can make a real difference to meet the needs of our diverse customers. We’re an independent licensee of the Blue Cross and Blue Shield Association. We serve members as the Blue Cross licensee for California; and as the Blue Cross and Blue Shield licensee for Colorado, Connecticut, Georgia, Indiana, Kentucky, Maine, Missouri (excluding 30 counties in the Kansas City area), Nevada, New Hampshire, New York (as the Blue Cross Blue Shield licensee in 10 New York City metropolitan and surrounding counties and as the Blue Cross or Blue Cross Blue Shield licensee in selected upstate counties only), Ohio, Virginia (excluding the Northern Virginia suburbs of Washington, D.C.), and Wisconsin. In most of these service areas, our plans do business as Anthem Blue Cross, Anthem Blue Cross and Blue Shield, Blue Cross and Blue Shield of Georgia and Empire Blue Cross Blue Shield, or Empire Blue Cross (in the New York service areas). We also serve customers in other states through our Amerigroup and CareMore subsidiaries. To find out more about us, go to wellpoint.com. The information on our website, wellpoint.com, is not, and should not be deemed to be, a part of this proxy statement.

September 23, 2014

To Our Shareholders:

You are invited to attend the Special Meeting of Shareholders of WellPoint, Inc. (the “Company”). The Special Meeting will be held at the Conrad Indianapolis Hotel, 50 West Washington Street, Indianapolis, Indiana, at 10:00 a.m., Eastern Standard Time, on Wednesday, November 5, 2014. At the meeting, we will be voting on a management proposal to amend the Company’s Articles of Incorporation to change the name of the Company to “Anthem, Inc.”

We are providing access to our proxy materials over the Internet at www.envisionreports.com/wlp. On or about September 23, 2014, we will mail a Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”) to the majority of our shareholders of record, and on or about the same date we will mail to our other shareholders who have requested it a printed copy of this proxy statement and a proxy card. On the mailing date of the E-Proxy Notice, all shareholders and beneficial owners will have the ability to access all of the proxy materials at the website listed above.

If you are unable to attend, it is still important that your shares be represented and voted. Therefore, regardless of the number of shares you own, PLEASE VOTE THROUGH THE INTERNET, BY TELEPHONE OR BY MAIL. Any shareholder who attends the meeting may vote in person, even if he or she has voted through the Internet, by telephone or by mail, provided that if your shares are registered in the name of a bank or your broker or other nominee, you must obtain a legal proxy from your bank, broker or other nominee and bring it with you to the Special Meeting.

Any shareholder planning to attend the Special Meeting must comply with the requirements for admission set forth in the accompanying proxy statement under “Special Meeting Admission” on page 4.

We hope that you will be able to attend the meeting.

Sincerely,

Joseph R. Swedish

President and Chief Executive Officer

George A. Schaefer, Jr.

Chair of the Board

Notice of Special Meeting of Shareholders of WellPoint, Inc.

The Special Meeting of Shareholders of WellPoint, Inc. will be held on Wednesday, November 5, 2014 at 10:00 a.m., Eastern Standard Time at the Conrad Indianapolis Hotel, 50 West Washington Street, Indianapolis, Indiana 46204 for the following purpose:

To vote to approve an amendment of our Articles of Incorporation to change our name to Anthem, Inc.

You can vote if you are a shareholder of record on September 12, 2014.

It is important that your shares be represented and voted at the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to vote your shares through the Internet or by telephone, as we describe in the accompanying materials. As an alternative, if you received a printed copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. You can revoke a proxy at any time prior to its exercise at the Special Meeting by following the instructions in the accompanying proxy statement. Voting through the Internet, by telephone or by mail will not limit your right to vote in person or to attend the Special Meeting.

By Order of the Board of Directors

Kathleen S. Kiefer Corporate Secretary	Scan this QR code to view a digital version of our Special Meeting Proxy Statement

You can vote in one of four ways:

Visit the website listed on your proxy card to vote VIA THE INTERNET

Call the telephone number on your proxy card to vote BY TELEPHONE

If you received a printed copy of the proxy materials, sign, date and return your proxy card in the enclosed envelope to vote BY MAIL

Attend the meeting to vote IN PERSON

Proxy Statement

WELLPOINT, INC.

120 Monument Circle

Indianapolis, Indiana 46204

Special Meeting of Shareholders

November  5, 2014

Purpose

This proxy statement is being made available to shareholders on or about September 23, 2014 in connection with a solicitation by the Board of Directors of WellPoint, Inc. (“WellPoint,” the “Company,” “we,” “us” or “our”) of proxies to be voted at the Special Meeting of Shareholders and any adjournments or postponements, to be held at 10:00 a.m., Eastern Standard Time, Wednesday, November 5, 2014, at the Conrad Indianapolis Hotel, at 50 West Washington Street, Indianapolis, Indiana, for the purpose of approving an amendment to our Articles of Incorporation to change our name to Anthem, Inc. Shareholders will be admitted to the Special Meeting beginning at 9:30 a.m., Eastern Standard Time.

Internet Availability of Proxy Materials

We are using the “e-proxy” rules adopted by the Securities and Exchange Commission (the “SEC”) to furnish proxy materials to shareholders through a “notice only” model using the Internet. This allows us to reduce costs by delivering to shareholders a Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”) and providing online access to the documents.

If you received an E-Proxy Notice by mail, you will not receive a printed copy of our proxy materials unless you specifically request one as set forth below. The E-Proxy Notice instructs you on how to access and review all of the important information contained in this proxy statement as well as how to submit your proxy through the Internet. On or about September 23, 2014, we mailed the E-Proxy Notice to the majority of our shareholders of record and a printed copy of these proxy materials to our other shareholders who had requested it.

This proxy statement, the form of proxy and voting instructions are being made available to shareholders on or about September 23, 2014, at www.envisionreports.com/wlp. If you received the E-Proxy Notice and would still like to receive a printed copy of the proxy materials, you may request a printed copy of this proxy statement and the form of proxy by any of the following methods: (a) telephone at 1-866-641-4276 in the United States, Canada or Puerto Rico or at 781-575-2300 from outside the United States, Canada or Puerto Rico; (b) Internet at www.envisionreports.com/wlp; or (c) e-mail at investorvote@computershare.com.

Record Date, Quorum and Vote Required

Record Date — At the close of business on September 12, 2014, the record date for the Special Meeting, there were [            ] shares of our common stock outstanding and entitled to vote at the Special Meeting.

Quorum — In order for business to be conducted at the Special Meeting, 25% of the votes entitled to be cast on the proposal, represented in person or by proxy, must be present.

Vote Required — You will have one vote for each share held. Shares of our common stock represented by properly executed proxies will be voted at the Special Meeting in accordance with the choice indicated on the proxy. Abstentions on the proposal will be considered as present at the Special Meeting and will be counted for purposes of determining whether a quorum is present.

The proposal at the Special Meeting will be approved only if the proposal receives more votes “for” than “against.” If your shares of our common stock are held in street name, and you do not provide your broker with voting instructions, your broker does have the discretion to vote your shares of common stock for or against the proposal.

WellPoint, Inc. 2014 Special Meeting  |  1

Proposal — Approval of an Amendment to our Articles of Incorporation to Change our Name to Anthem, Inc.

Our Board of Directors has approved, and recommends that you approve, an amendment to our amended and restated articles of incorporation (our “articles of incorporation”) to change the name of the Company from WellPoint, Inc. to Anthem, Inc. Our Board of Directors believes it is in the best interest of the Company to change its name back to Anthem, Inc., the Company’s name from 2001 to 2004. Our Board of Directors believes that the change in the Company’s name is an important component of our management’s strategic plan to create better alignment between our corporate and product brands and better reflect our purpose and strategy to help transform health care.

If the proposed amendment is approved, Article I of our articles of incorporation will be amended and restated in its entirety to read as follows:

“ARTICLE I

Name

The name of the Corporation is Anthem, Inc.”

If approved by our shareholders, the proposed amendment will become effective upon the filing of articles of amendment of our articles of incorporation with the Indiana Secretary of State. Upon approval of this proposal and the filing of the articles of amendment with the Indiana Secretary of State, our Board of Directors will amend our By-laws to replace any references to “WellPoint, Inc.” with “Anthem, Inc.”

Our common stock is currently listed for trading on the New York Stock Exchange (“NYSE”) under the symbol “WLP.” If the amendment is approved and the name change becomes effective, our common stock will continue to be listed on the NYSE. We expect that our common stock will begin trading under a new NYSE symbol, “ANTM,” which we have already reserved, at the time we effect our name change.

If the name change becomes effective, the rights of shareholders holding certificated shares under currently outstanding stock certificates and the number of shares represented by those certificates will remain unchanged. The name will not affect the validity or transferability of any currently outstanding stock certificates nor will it be necessary for shareholders with certificated shares to surrender any stock certificates they currently hold as a result of the name change. After the name change, the Company will no longer issue stock certificates and all new and transferred shares will be held in direct registration accounts, and together with uncertificated shares currently held in direct registration accounts, will bear the name “Anthem, Inc.”

If the name change is not approved, the proposed amendment to our articles of incorporation will not be made and the name of the Company and our ticker symbol for trading our common stock on the NYSE will remain unchanged. In making this recommendation, our Board of Directors is retaining the ability to, without further vote by our shareholders, delay or abandon the proposed name change at any time if the Board concludes that such action would be in the best interest of the Company and our shareholders.

The proposal will be approved if the number of shares voted “for” this proposal exceeds the number of shares voted “against” this proposal.

Recommendation

The Board of Directors recommends a vote FOR the amendment to our articles of incorporation to change the name of the Company from WellPoint, Inc. to Anthem, Inc.

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Shareholder Information

Shareholders

Shares of our common stock may be held directly in your own name or may be held beneficially through a broker, bank or other nominee in street name. Summarized below are some distinctions between shares held of record and those owned beneficially:

Shareholder of Record — If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the shareholder of record with respect to those shares and we are providing proxy materials directly to you. As the shareholder of record, you have the right to vote in person at the Special Meeting or to grant your voting proxy to the persons designated by us.

Beneficial Owner — If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name, and you have been provided proxy materials from your broker, bank or other nominee who is considered the shareholder of record with respect to the shares. As the beneficial owner, you have the right to direct the broker, bank or nominee on how to vote your shares and are also invited to attend the Special Meeting. Your broker, bank or nominee is obligated to provide you with a voting instruction card for you to use. However, since you are not the shareholder of record, you may not vote these shares in person at the Special Meeting unless you bring with you to the Special Meeting a legal proxy, executed in your favor, from the shareholder of record.

Employee Shareholder — If you participate in the WellPoint 401(k) Retirement Savings Plan (the “401(k) Plan”) and you are invested in our common stock fund in your account, you may give voting instructions to the plan trustee as to the number of shares of common stock equivalent to the interest in our common stock fund credited to your account as of the most recent valuation date coincident with or preceding the record date. The trustee will vote your shares in accordance with your instructions received by November 3, 2014 at 11:59 p.m., Eastern Standard Time. You may also revoke previously given voting instructions by November 3, 2014 at 11:59 p.m., Eastern Standard Time, by filing with the trustee either written notice of revocation or a properly completed and signed voting instruction card bearing a later date. Your voting instructions will be kept confidential by the trustee. If you do not send instructions for a proposal, the trustee will vote the number of shares equal to the share equivalents credited to your account in the same proportion that it votes shares for which it did receive timely instructions.

Voting

Whether you hold shares as a shareholder of record or as a beneficial owner, you may vote before the Special Meeting by granting a proxy or, for shares held in street name, by submitting voting instructions to your bank, broker or nominee. Most shareholders will have a choice of voting through the Internet or by telephone or, if you received a printed copy of the proxy materials, by completing a proxy card or voting instruction card and returning it in a postage-prepaid envelope. Please refer to the instructions below and in the E-Proxy Notice.

Through the Internet — You may vote through the Internet by going to www.envisionreports.com/wlp and following the instructions. You will need to have the E-Proxy Notice, or if you received a printed copy of the proxy materials, your proxy card or voting instruction card, available when voting through the Internet. If you want to vote through the Internet, you must do so before 11:59 p.m., Eastern Standard Time, on November 4, 2014. If you vote through the Internet, you do not need to return a proxy card.

By Telephone — You may vote by touchtone telephone by calling (800) 652-8683. You will need to have your E-Proxy Notice, or if you received a printed copy of the proxy materials, your proxy card or voting instruction card, available when voting by telephone. If you want to vote by telephone, you must do so before 11:59 p.m., Eastern Standard Time, on November 4, 2014. If you vote by telephone, you do not need to return a proxy card.

By Mail — If you are a beneficial owner, you may vote by mail by signing and dating your proxy card or voting instruction card provided by your broker, bank or nominee and mailing it in a postage-prepaid envelope. If you are a shareholder of record and you received a printed copy of our proxy materials, you may vote by signing and dating your proxy card or voting instruction card and mailing it in a postage-prepaid envelope. If you are a shareholder of record and received the E-Proxy Notice, in order to obtain a proxy card, please follow the instructions on the E-Proxy Notice. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign and date your proxy card, but do not provide instructions, your shares will be voted for the proposal.

WellPoint, Inc. 2014 Special Meeting  |  3

Shareholder Information (continued)

Changing Your Vote — You may revoke your proxy at any time prior to the Special Meeting. If you provide more than one proxy, the proxy having the latest date will revoke any earlier proxy. If you attend the Special Meeting and you are a shareholder of record, you will be given the opportunity to revoke your proxy and vote in person. If you are a beneficial owner, you must have a legal proxy from your bank, broker or nominee in order to vote in person at the Special Meeting.

Inspector of Elections — Computershare Trust Company, N.A. has been appointed Inspector of Election for the Special Meeting. The Inspector will determine the number of shares outstanding, the shares represented at the Special Meeting, the existence of a quorum, and the validity of proxies and ballots, and will count all votes and ballots.

Confidentiality of Votes — The vote of each shareholder is held in confidence, except (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company; (b) if there is a contested proxy solicitation; (c) if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or (d) as necessary to allow the Inspector of Election to resolve any dispute about the authenticity or accuracy of a proxy card, consent, ballot, authorization or vote and to allow the Inspector of Election to certify the results of the vote.

Householding

Shareholders who share the same last name and address may receive only one copy of the E-Proxy Notice unless we receive contrary instructions from any shareholder at that address. This is referred to as “householding.” If you prefer to receive multiple copies of the E-Proxy Notice at the same address, additional copies will be provided to you promptly upon written or oral request, and if you are receiving multiple copies of the E-Proxy Notice, you may request that you receive only one copy. Please address requests for a copy of the E-Proxy Notice to our Secretary, WellPoint, Inc., 120 Monument Circle, Mail No. IN0102-B381, Indianapolis, Indiana 46204 or telephone (800) 985-0999.

Special Meeting Admission

You must have an admission ticket, as well as a form of government-issued photo identification, in order to be admitted to the Special Meeting. If you are a shareholder of record and received an E-Proxy Notice, your E-Proxy Notice is your admission ticket. If you are a shareholder of record and received a printed copy of our proxy materials, you must bring the admission ticket portion of your proxy card to be admitted to the Special Meeting. If you are a beneficial owner and your shares are held in the name of a broker, bank or other nominee, you must request an admission ticket in advance by mailing a request, along with proof of your ownership of our common stock as of the record date of September 12, 2014, to WellPoint Shareholder Services, 120 Monument Circle, Mail No. IN0102-B381, Indianapolis, Indiana 46204. Proof of ownership would be a bank or brokerage account statement in your name showing the number of shares of WellPoint stock held by you on the record date or a letter from your broker, bank or other nominee certifying the amount of your beneficial ownership interest as of the record date.

If you wish to appoint a representative to attend the meeting in your place, you must provide to WellPoint Shareholder Services, 120 Monument Circle, Mail No. IN0102-B381, Indianapolis, Indiana 46204, the name of your representative, in addition to your E-Proxy Notice or the admission ticket portion of your proxy card if you are a shareholder of record, or your proof of ownership if you are a beneficial owner, and the address where the admission ticket should be sent. A shareholder may only appoint one representative. Requests from shareholders which are legal entities must be signed by an authorized officer or other person legally authorized to act on behalf of the legal entity.

Requests received after October 29, 2014 may not be able to be processed in time to allow you to receive your admission ticket before the meeting date so you should mail your request early.

No cameras, recording equipment, electronic devices, large bags, briefcases, signs or packages will be permitted in the Special Meeting. Please note that due to security reasons, all bags may be subject to search, and all persons who attend the Special Meeting may be required to pass through a metal detector or be subject to a hand wand search. We will be unable to admit anyone who does not comply with these security procedures. No one will be admitted to the meeting once the meeting has commenced.

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Shareholder Information (continued)

Cost of Solicitation

The Company will bear the cost of the solicitation of proxies. We will reimburse banks, brokers or other custodians, nominees and fiduciaries for their expenses in forwarding the proxy materials to beneficial owners and seeking instruction with respect thereto. In addition, our directors, officers or other associates, without additional compensation, may solicit proxies from shareholders in person, or by telephone, facsimile transmission or other electronic means of communication.

Shareholder Proposals and Nominations for Next Year’s Annual Meeting

Shareholder Proposal for Inclusion in Our Proxy Materials — In order to submit a shareholder proposal for inclusion in our proxy statement for the 2015 annual meeting of shareholders pursuant to SEC Rule 14a-8, the proposal must be received by our Secretary at WellPoint, Inc., 120 Monument Circle, Mail No. IN0102-B381, Indianapolis, Indiana 46204, not later than December 2, 2014. Such proposals also will need to comply with the SEC regulations regarding the inclusion of shareholder proposals in our sponsored proxy materials if the shareholder would like the proposal to be so included.

Other Shareholder Proposals and Nominations — Our By-Laws also establish an advance notice procedure relating to director nominations and shareholder proposals that are not submitted for inclusion in the proxy statement, but that the shareholder instead wishes to present directly at the annual meeting. To be properly brought before the 2015 annual meeting of shareholders, the shareholder must give timely written notice of the nomination or proposal to our Secretary along with the information required by our By-Laws. To be timely, a shareholder’s notice must be delivered to our Secretary at the address listed above not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. For the 2015 annual meeting of shareholders, such notice must be delivered no earlier than January 14, 2015 and no later than February 13, 2015. In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the shareholder must be delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain specified information about each nominee or the proposed business and the shareholder making the nomination or proposal.

Copy of By-Law Provisions — The specific requirements of these advance notice and eligibility provisions are set forth in Section 1.5 and Section 1.6 of our By-Laws. Our By-Laws are available on our website at www.wellpoint.com under “Investors — Corporate Governance — Governance & Corporate Documents.”

WellPoint, Inc. 2014 Special Meeting  |  5

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares of our common stock beneficially owned as of August 1, 2014 by:

•	each of our directors in office as of such date,
•	each of our CEO, CFO and the three other most highly compensated executive officers during 2013 and any former executive officers required to be disclosed by SEC rules (collectively, the “NEOs”),
•	all directors and executive officers as a group in office as of such date, and
•	each person known by us to own beneficially more than five percent of our common stock.

Except as otherwise indicated below, each individual directly owns such shares of common stock and has sole investment and sole voting power. The table includes shares that may be purchased pursuant to stock options that are exercisable within 60 days of August 1, 2014 (“currently exercisable options”) and shares of common stock underlying restricted stock units that will vest within 60 days of August 1, 2014 (“vested restricted stock units”), unless otherwise noted.

Name	Position	Number of Shares Owned		Number of Shares Supplementally Owned(1)	Total Number of Shares Beneficially Owned	Percent of Class (if more than 1%)
R. Kerry Clark	Director	0		1,656	1,656	*
Robert L. Dixon, Jr.	Director	0		6,585	6,585	*
Lewis Hay, III	Director	0		3,523	3,523	*
Julie A. Hill	Director	0		34,603	34,603	*
Ramiro G. Peru	Director	6,267		14,419	20,686	*
William J. Ryan	Director	18,154		14,419	32,573	*
George A. Schaefer, Jr.	Chair of the Board	20,292		14,419	34,711	*
John H. Short	Director	0		2,981	2,981	*
Elizabeth E. Tallett	Director	0		2,908	2,908	*
Joseph R. Swedish	President, Chief Executive Officer and Director	77,320	(2)	117,910	195,230	*
Wayne S. DeVeydt	Executive Vice President and Chief Financial Officer	212,532	(3)	98,796	311,328	*
Kenneth R. Goulet	Executive Vice President, Commercial and Specialty Business	456,260	(4)	50,315	506,575	*
Gloria M. McCarthy	Executive Vice President and Chief Administrative Officer	87,191	(5)	30,993	118,184	*
John Cannon	Former Executive Vice President, General Counsel and Chief Public Affairs Officer	60,270	(6)	92,861	153,131	*
Richard C. Zoretic	Former Executive Vice President, Government Business	25,566	(7)	42,343	67,909	*
Barrow, Hanley, Mewhinney & Strauss, LLC 2200 Ross Avenue, 31st Floor Dallas, TX 75201(8)		17,468,810		N/A	17,468,810	6.4	%*
BlackRock, Inc. 40 East 52nd Street New York, NY 10022(9)		16,533,747		N/A	16,533,747	6.0	%*
All directors and executive officers as a group (19 persons)		1,371,416	(10)	499,036	1,870,452	*

*	The percent of class is calculated based on our total shares outstanding on July 15, 2014 and if no number is shown, the amount is less than 1%.
(1)	For NEOs, this number represents restricted stock units that had not yet vested as of August 1, 2014. The NEOs have voting but not investment power over the restricted stock units shown as supplementally owned by them. For directors and other executive officers, this number represents unvested restricted stock units, phantom shares and/or stock compensation deferred by the individual pursuant to our deferred compensation plans. The directors and executive officers do not have voting or investment power over the shares of our common stock that have been deferred or that are phantom shares.
(2)	Includes currently exercisable options to purchase 53,116 shares of our common stock.
(3)	Includes currently exercisable options to purchase 189,553 shares of our common stock.
(4)	Includes currently exercisable options to purchase 402,608 shares of our common stock, 5,940 shares held in Mr. Goulet’s 401(k) Plan account and 251 shares purchased under the Employee Stock Purchase Plan.

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Security Ownership of Certain Beneficial Owners and Management (continued)

(5)	Includes currently exercisable options to purchase 43,496 shares of our common stock.
(6)	Mr. Cannon’s ownership is as of March 2, 2014 and includes then exercisable options to purchase 53,800 shares of our common stock.
(7)	Mr. Zoretic’s ownership is as of May 29, 2014 and includes then exercisable options to purchase 14,337 shares of our common stock.
(8)	The amount shown and the following information were provided by Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) pursuant to a Schedule 13G filed with the SEC on February 12, 2014 indicating beneficial ownership as of December 31, 2013. Barrow is a registered investment advisor that has (a) sole power to dispose of or direct the disposition with respect to 17,468,810 shares of our common stock; (b) sole power to vote or direct the vote of 5,167,598 shares of our common stock; and (c) shared power to vote or direct the vote of 12,301,212 shares of our common stock. Barrow reports that the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common stock is held by certain clients of Barrow, none of which individually has such right or power with respect to five percent or more of the common stock.
(9)	The amount shown and the following information were provided by BlackRock, Inc. (“BlackRock”) pursuant to a Schedule 13G/A filed with the SEC on February 4, 2014, indicating beneficial ownership as of December 31, 2013. BlackRock is a parent holding company or control person and has (a) sole power to dispose of or direct the disposition with respect to 16,514,371 shares of our common stock; (b) shared power to dispose of or direct the disposition with respect to 19,376 shares of our common stock; (c) sole power to vote or direct the vote of 12,975,961 shares of our common stock; and (d) shared power to vote or direct the vote of 19,376 shares. BlackRock reported that the following of its subsidiaries acquired the shares: BlackRock (Luxembourg) S.A., BlackRock (Netherlands) B.V., BlackRock (Singapore) Limited, BlackRock Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund Management Ireland Limited, BlackRock Fund Managers Ltd, BlackRock Institutional Trust Company, N.A., BlackRock International Limited, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd, BlackRock Investment Management, LLC, BlackRock Japan Co Ltd, and BlackRock Life Limited.
(10)	Includes currently exercisable options to purchase 1,085,169 shares of our common stock.

By Order of the Board of Directors,

Kathleen S. Kiefer

Corporate Secretary

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Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Standard Time, on November 4, 2014 (November 3 for 401(k) shares).
Vote by Internet
• Go to www.envisionreports.com/wlp
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

To vote as the Board of Directors recommends on all items listed below, sign, date and return this proxy card.
A	Amend the Article of Incorporation – The Board of Directors Recommends that you vote FOR this proposal.

		For	Against	Abstain		+
1.	The only proposal to be voted on is to amend the Articles of Incorporation to change the name of the Company from WellPoint, Inc. to Anthem, Inc.	☐	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.					Meeting Attendance
					Mark box to the right if you plan to attend the Special Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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01W4NC

Special Meeting of Shareholders

Conrad Indianapolis Hotel, 50 West Washington Street, Indianapolis, Indiana 46204

Wednesday, November 5, 2014

Registration and Seating Available at 9:30 a.m. Eastern Standard Time

Meeting Begins Promptly at 10:00 a.m. Eastern Standard Time

Please plan to arrive early as there will be no admission after the meeting begins.

To attend the special meeting, please present this admission ticket and photo identification at the registration desk upon arrival.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

PROXY VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS

Wednesday, November 5, 2014

This PROXY is solicited by the Board of Directors for use at the Special Meeting of Shareholders on November 5, 2014. Your shares of stock will be voted as you specify. If you sign and date your proxy card, but do not provide instructions, your shares of stock will be voted FOR the Proposal.

By signing this PROXY, you revoke all prior proxies and appoint Wayne S. DeVeydt and Kathleen S. Kiefer or either of them, as proxies, with the power to appoint substitutes, to vote your shares of stock of WellPoint, Inc. that you would be entitled to cast if personally present at the Special Meeting of Shareholders, and all adjournments or postponements of the meeting.

If you participate in the WellPoint 401(k) Retirement Savings Plan and you are invested in the Company Common Stock fund in your account, you may give voting instructions to Vanguard Fiduciary Trust Company, the plan Trustee, as to the number of shares of common stock equivalent to the interest in the Company Common Stock fund credited to your account as of the most recent valuation date coincident with or preceding the record date. The Trustee will vote your shares in accordance with your instructions received by 11:59 p.m., Eastern Standard Time, November 3, 2014. You may also revoke previously given voting instructions by 11:59 p.m., Eastern Standard Time, November 3, 2014, by filing with the Trustee either written notice of revocation or a properly completed and signed proxy card bearing a later date. Your voting instructions will be kept confidential by the Trustee. If you do not send voting instructions, the Trustee will vote the number of shares equal to the share equivalents credited to your account in the same proportion that it votes shares for which it did receive timely instructions.

Your voice is important. You are strongly encouraged to vote your proxy through the Internet or by telephone in accordance with the instructions on the reverse side. However, if you wish to vote by mail, just complete the reverse side of this card, sign, and date below and return in the enclosed envelope. If you wish to vote in accordance with the Board of Directors’ recommendations, you need not mark the voting boxes, only return a signed card. If you do not sign and return a proxy, submit a proxy by telephone or through the Internet, or attend the meeting and vote by ballot, shares that you own directly cannot be voted.

Electronic distribution of proxy materials saves time, postage and printing costs, and is environmentally friendly. For electronic distribution of proxy materials in the future, log on to www.envisionreports.com/wlp.

Please mark your vote on the reverse side and date and sign below.